                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by Registrant                        [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X]  Definitive Proxy Statement.

[ ]  Definitive Additional Materials.

[ ]  Soliciting Material Pursuant to Section 240.14a-12.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                (Name of Registrant as Specified in its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Payment of Filing Fee (Check the appropriate box):

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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
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                        FIRST AMERICAN INTERNATIONAL FUND

                                                                 August 11, 2008

Dear First American Fund Shareholder:

          You are cordially invited to attend a Special Meeting of the shareholders of First American International Fund (the "Fund"), a series of First American Investment Funds, Inc. ("FAIF"), which will be held on Thursday, September 18, 2008 at 10:00 a.m., Central time, at the offices of FAF Advisors, Inc. (the "Advisor"), 800 Nicollet Mall, Minneapolis, Minnesota 55402.

          The purpose of the Special Meeting is to ask you to approve (1) a proposed new investment sub-advisory agreement between the Advisor (the Fund's investment advisor) and Altrinsic Global Advisors, LLC ("Altrinsic"), (2) a proposed new investment sub-advisory agreement between the Advisor and Hansberger Global Investors, Inc. ("HGI"), and (3) a "manager-of-managers" structure for the Fund whereby the Advisor, under certain circumstances, will be able to hire and replace sub-advisors to the Fund without obtaining shareholder approval.

          You are being asked to approve investment sub-advisory agreements with Altrinsic and HGI. As you know from the prospectus supplement dated June 20, 2008, the board of directors of the Fund (the "Board") approved the appointment of Altrinsic and HGI as sub-advisors to the Fund, subject to the approval of the Fund's shareholders. At the same time, the Board approved termination of the previous sub-advisory agreement with J.P. Morgan Investment Management Inc. ("JPMorgan"). The Board is now recommending that you approve the appointment of Altrinsic and HGI as sub-advisors to the Fund. If you approve both agreements at the Special Meeting, Altrinsic and HGI are expected to assume management of the Fund from JPMorgan on or about November 1, 2008.

          You are also being asked to approve a "manager-of-managers" structure for the Fund whereby the Advisor, subject to certain conditions, will be able to hire and replace sub-advisors to the Fund without obtaining shareholder approval. Manager-of-managers authority would allow the Advisor, with the Board's approval, to make changes to Fund sub-advisors or change the terms of sub-advisory agreements without having to seek shareholder approval. This would provide the Advisor and the Board with the flexibility to implement sub-advisor changes or materially modify sub-advisory agreements without incurring the significant delay and potential expense associated with obtaining shareholder approval. Within 90 days of hiring any new sub-advisor, you will receive all the information about the sub-advisor and the sub-advisory agreement that would be included in a proxy statement. The Advisor may not enter into a sub-advisory agreement with any affiliated sub-advisor without that agreement being approved by the Fund's shareholders.

          These proposals have been thoroughly reviewed by the Board, whose role it is to protect your interests as a shareholder. The Board believes that approval of the Fund's sub-advisory agreements with both Altrinsic and HGI is in the best interests of the Fund and its shareholders and recommends that you vote FOR these proposals. The Board has also approved the proposed manager-of-managers structure and recommends that you vote FOR this proposal.

          The proxy statement that accompanies this letter contains detailed information on the proposals. I encourage you to read it carefully. You will also find information in a "Question and Answer" format designed to provide answers to some of the questions we anticipate you will have. After you have read the accompanying materials, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you cannot attend

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the Special Meeting in person. You may also vote in person at the meeting, or through other available means, by following the instructions that appear on the proxy card.

          YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable amount of time, you may receive a telephone call reminding you to vote your shares.

          We thank you for your continued support of the Fund and urge you to cast your vote as soon as possible.

                                        Sincerely,


                                        Thomas S. Schreier, Jr.
                                        President

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                 FIRST AMERICAN INTERNATIONAL FUND SHAREHOLDERS

                              IMPORTANT INFORMATION

          While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the purposes of the shareholder meeting to help you understand and vote on the proposals. Your vote is important.

QUESTIONS & ANSWERS

Q:   WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

A: You are being asked to approve two separate investment sub-advisory agreements for the Fund, one with Altrinsic and the other with HGI. On June 18, 2008, the Board approved the appointment of Altrinsic and HGI as sub-advisors to the Fund, subject to the approval of the Fund's shareholders. Assuming shareholder approval is obtained at the Special Meeting, Altrinsic and HGI are expected to assume management of the Fund from the Fund's current sub-advisor, JPMorgan, on or about November 1, 2008. You are also being asked to vote on a proposal to approve a "manager-of-managers" structure for the Fund. This structure would allow the Advisor, with the Board's approval, to add or replace sub-advisors to the Fund, or to materially amend existing sub-advisory agreements, without obtaining shareholder approval.

Q: WHY DID THE BOARD APPOINT ALTRINSIC AND HGI TO ACT AS THE FUND'S INVESTMENT SUB-ADVISORS?

A: The Board believes that approval of the Fund's sub-advisory agreements with Altrinsic and HGI is in the best interests of the Fund and its shareholders. Both the Board and the Advisor have been dissatisfied with the performance of the Fund's current sub-advisor. Using a multi-manager approach, the Advisor will allocate the Fund's assets between Altrinsic and HGI, with each sub-advisor employing its own distinct investment style. The Board and the Advisor believe that this approach will better position the Fund to adapt to, and take advantage of, changing market conditions. Altrinsic and HGI were specifically selected as replacements for the current sub-advisor because of, among other things, their strong performance records with respect to similar portfolios they manage, their respective investment styles and processes, and the depth of experience of their portfolio management teams.

Q: DO THE AGREEMENTS THAT I'M BEING ASKED TO APPROVE DIFFER FROM MY FUND'S CURRENT INVESTMENT SUB-ADVISORY AGREEMENT?

A: Yes, in some respects. Although the proposed investment sub-advisory agreements are substantially similar to the Fund's current investment sub-advisory agreement with JPMorgan, there are some material differences. For instance, the current agreement contemplates that all of the Fund's assets will be managed by one sub-advisor; whereas the proposed agreements contemplate that the Advisor will allocate the Fund's assets between multiple sub-advisors. Additionally, the sub-advisory fees payable to Altrinsic and HGI under the proposed agreements are higher than the fees currently payable to JPMorgan. This increase in fees will be borne entirely by the Advisor and paid by the Advisor out of the investment advisory fees it receives from the Fund, pursuant to the terms of the Investment Advisory Agreement between FAIF and the Advisor. The Fund will not bear any of the cost of the increased sub-advisory fees.

Q: WILL MY FUND BE MANAGED ANY DIFFERENTLY IF ALTRINSIC AND HGI ARE APPROVED AS THE FUND'S INVESTMENT SUB-ADVISORS?

A: Yes. Assuming shareholder approval is obtained, Altrinsic and HGI are expected to take over as investment sub-advisors to the Fund under their respective investment sub-advisory agreements on or about November 1, 2008. Altrinsic and HGI will each be responsible for separately managing a portion of the Fund's assets, as assigned by the Advisor. The Advisor will be responsible for allocating the Fund's assets between Altrinsic and HGI and the Advisor will manage the portion of the Fund's assets not allocated to a sub-advisor. Teams of portfolio managers at both Altrinsic and HGI will use their own investment strategies when managing their respective portion of the Fund's assets, which will differ from the investment strategy currently used by JPMorgan. Altrinsic will take a "value" style approach to investing its portion of Fund assets, similar to JPMorgan; however, Altrinsic looks for value opportunities across a broader range of market capitalizations. HGI will employ a "growth" style to investing its portion of the Fund's assets. The investment strategies utilized by Altrinsic and HGI are further described in the attached proxy statement. The investment objective of the Fund will remain the same.

Q:   WHAT IS A MANAGER-OF-MANAGERS STRUCTURE?

A: The Advisor uses a sub-advisor to manage the assets of the Fund and has received approval from the Board to replace the current sub-advisor with two sub-advisors. Under the Fund's current structure, if the Advisor ever believes that a sub-advisor should be replaced, or that an additional sub-advisor should be hired, the Advisor makes a recommendation to the Board, and the Board is required to convene a shareholder meeting seeking approval of the new sub-advisor, as is the case with this Special Meeting. Manager-of-managers authority would allow the Advisor, with the Board's approval, to make changes to Fund sub-advisors or materially amend existing sub-advisory agreements without having to seek shareholder approval. Within 90 days of hiring any new sub-advisor, you will receive all the information about the sub-advisor and the sub-advisory agreement that would be included in a proxy statement. The Fund would still be required to obtain shareholder approval of a sub-advisory agreement with any sub-advisor that is considered an affiliated person (as defined in the Investment Company Act of 1940, as amended) of the Fund or the Advisor (other than a sub-advisor that is considered an affiliated person solely by reason of serving as a sub-advisor to the Fund). The Fund has received an order from the Securities and Exchange Commission permitting it, as well as the other funds that are series of FAIF, to operate using a manager-of-managers structure, subject to the prior approval of the respective fund's shareholders.

Q: COULD INVESTMENT ADVISORY FEES BE INCREASED WITHOUT A SHAREHOLDER VOTE IF THE MANAGER-OF-MANAGERS STRUCTURE IS APPROVED?

A: No. Fees paid to sub-advisors are paid directly by the Advisor out of its investment advisory fee; they are not paid by the Fund. Therefore, any change in sub-advisory fees will have no impact on the Fund's expenses. Any increase in the investment advisory fee paid to the Advisor by the Fund will continue to require shareholder approval.

Q:   WHAT ARE THE BENEFITS OF A MANAGER-OF-MANAGERS STRUCTURE?

A: A manager-of-managers structure will provide the Advisor and the Board with the flexibility to implement sub-advisor changes or materially modify sub-advisory agreements without incurring the significant delay and potential expense associated with obtaining shareholder approval.

Q:   HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THESE PROPOSALS?

A: The Board believes that each proposal is in the best interests of the Fund and its shareholders. After careful consideration, the Board recommends that you vote "FOR" each proposal.

Q:   WHEN IS MY PROXY DUE?

A: We would like to receive your vote as soon as possible, preferably before the date of the Special Meeting on September 18, 2008.

Q:   HOW CAN I VOTE MY PROXY?

A: By mail - proxy cards must be marked with your vote and returned in the business reply envelope included in this package. If you have misplaced your envelope, please mail your proxy to:

                                The Altman Group
                              1200 Wall Street West
                               Lyndhurst, NJ 07071

     In person - you may submit your proxy in person at the Special Meeting to be held on Thursday, September 18, 2008 at 10:00 a.m., Central time, at the offices of the Advisor, located at 800 Nicollet Mall, Minneapolis, Minnesota 55402.

     Please see the voting instructions on your proxy card for a description of these and any other available voting methods.

Q:   WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A: No. FAF Advisors has agreed to pay the costs of this proxy solicitation, as well as the other costs of the Special Meeting.

Q:   WHO SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A:   Please call First American Investor Services at (800) 677-FUND.

     IT IS IMPORTANT THAT YOU VOTE YOUR PROXY PROMPTLY. PLEASE HELP KEEP THE COSTS OF THIS PROXY SOLICITATION REASONABLE BY VOTING TODAY.

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                        FIRST AMERICAN INTERNATIONAL FUND

                                   A SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                        TO BE HELD ON SEPTEMBER 18, 2008

          A Special Meeting of shareholders of First American International Fund (the "Fund"), a series of the First American Investment Funds, Inc., will be held at the offices of FAF Advisors, Inc. (the "Advisor"), 3rd Floor - Training Room A, located at 800 Nicollet Mall, Minneapolis, Minnesota, at 10:00 a.m., Central time, on Thursday, September 18, 2008. At the Special Meeting, shareholders will be asked to vote on the following proposals:

     1. To approve an investment sub-advisory agreement for the Fund with Altrinsic Global Advisors, LLC ("Altrinsic"), as detailed in the attached proxy statement.

     2. To approve an investment sub-advisory agreement for the Fund with Hansberger Global Investors, Inc. ("HGI"), as detailed in the attached proxy statement.

     3. To authorize a "manager-of-managers" structure for the Fund whereby the Advisor, subject to certain conditions, will be able to add or replace sub-advisors to the Fund, or materially amend existing sub-advisory agreements, without obtaining shareholder approval.

     4. To transact any other business that properly comes before the Special Meeting.

          Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting or any adjournments or postponements thereof.

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSALS.

          Only shareholders of record as of the close of business on July 31, 2008 may vote at the meeting or any adjournment(s) of the meeting.

          You can vote easily and quickly by mail or through other available means. Just follow the instructions that appear on your enclosed proxy card. Whether or not you expect to be present at the meeting, please help avoid the cost of a follow-up mailing by voting as soon as possible.

                                        By order of the Board of Directors,


                                        /s/ Kathleen L. Prudhomme

                                        Kathleen L. Prudhomme
                                        Secretary

August 11, 2008
Minneapolis, Minnesota

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                        FIRST AMERICAN INTERNATIONAL FUND

                                   A SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                                800 NICOLLET MALL

                          MINNEAPOLIS, MINNESOTA 55402

                                 (800) 677-3863

                                 PROXY STATEMENT
                                 AUGUST 11, 2008

                         SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 18, 2008

          The Board of Directors (the "Board") of First American Investment Funds, Inc. ("FAIF") is soliciting the enclosed proxy in connection with a special meeting of shareholders of the First American International Fund (the "Fund"), a separate mutual fund series issued by FAIF, to be held on Thursday, September 18, 2008 at 10:00 a.m., and any adjournment of the meeting (the "Special Meeting").

          The Special Meeting is being held to consider the approval of (1) a proposed new investment sub-advisory agreement between FAF Advisors, Inc., the Fund's investment advisor (the "Advisor"), and Altrinsic Global Advisors, LLC ("Altrinsic") (the "Altrinsic Agreement"), (2) a proposed new investment sub-advisory agreement between the Advisor and Hansberger Global Investors, Inc. ("HGI") (the "HGI Agreement"), and (3) a "manager-of-managers" structure for the Fund whereby the Advisor, under certain circumstances, will be able to hire and replace sub-advisors to the Fund without obtaining shareholder approval.

          Should shareholders approve the sub-advisory agreements with Altrinsic and HGI, the Fund's investment strategy will change from that employed by the Fund's current sub-advisor, J.P. Morgan Investment Management Inc. ("JPMorgan"). Altrinsic and HGI will each be responsible for separately managing a portion of the Fund's assets, as assigned by the Advisor. The Advisor will be responsible for allocating the Fund's assets between Altrinsic and HGI and the Advisor will manage the portion of the Fund's assets not allocated to a sub-advisor. Teams of portfolio managers at both Altrinsic and HGI will use their own investment strategies when managing their respective portion of the Fund's assets, which will differ from the investment strategy currently used by JPMorgan. Altrinsic will take a "value" style approach to investing its portion of Fund assets, similar to JPMorgan; however, Altrinsic looks for value opportunities across a broader range of market capitalizations. HGI will employ a "growth" style to investing its portion of the Fund's assets. The investment strategies utilized by Altrinsic and HGI, along with information on their respective portfolio management teams, are further described below under, "Additional Information about Altrinsic" and "Additional Information about HGI," respectively. The Fund's investment objective of "long-term growth of capital" will remain the same.

          The manager-of-managers structure would allow the Advisor, with the Board's approval, to make changes to Fund sub-advisors or materially amend existing sub-advisory agreements, without having to seek shareholder approval. The Fund has received an order from the Securities and Exchange Commission (the "SEC") permitting it, as well as the other funds that are series of FAIF, to operate using a manager-of-managers structure, subject to the prior approval of the respective fund's shareholders.

          In addition to serving as the Fund's investment advisor, the Advisor also serves as the administrator for the Fund and the Advisor's affiliate, U.S. Bancorp Fund Services, LLC ("USBFS"), serves as the Fund's sub-administrator and transfer agent. Quasar Distributors, LLC ("Quasar"), also an affiliate of the Advisor, is the distributor (principal underwriter) of the Fund's shares. The Advisor is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. Quasar and USBFS are located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

          In order for the Special Meeting to go forward, there must be a quorum. This means that at least 10% of the Fund's shares must be represented at the meeting--either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted.

          If a quorum is not obtained or if sufficient votes to approve each proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjournment of the meeting).

          Any abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or proposal. (Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) This means that abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

          You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Fund's secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again--using your original proxy card or, where available, by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "FOR" each proposal.

          The Advisor will pay all costs of solicitation, including the cost of preparing and mailing the notice of special shareholders meeting and this proxy statement. Representatives of the Advisor, without cost to the Fund, may solicit proxies by means of mail, telephone, or personal calls.

          Only shareholders of record on July 31, 2008 (the "record date"), may vote at the meeting or any adjournment of the meeting. On that date the Fund had 83,113,078 shares issued and outstanding. Each shareholder is entitled to one vote for each share owned on the record date. The number of shares that you may vote is the total number shown on the proxy card accompanying this proxy statement. The proposals to be presented at the meeting will not entitle any shareholder to cumulative voting or appraisal rights.

          At this point, we know of no other business to be brought before the Special Meeting. However, if any other matters do come up, the persons named as proxies will vote upon these matters according to their best judgment.

          THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE WRITE TO FIRST AMERICAN FUNDS AT 800 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55402, OR CALL (800) 677-FUND.

          Please be sure to read the entire proxy statement before casting your vote. If you need help voting your proxy, you may call First American Investor Services at (800) 677-FUND.

          This proxy statement and proxy card were first mailed to shareholders on or about August 13, 2008.

    PROPOSAL 1: TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FUND
                        BETWEEN THE ADVISOR AND ALTRINSIC

BACKGROUND

          The Board, including a majority of the directors who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of either FAIF, the Advisor or Altrinsic, has approved, and recommends that shareholders of the Fund approve, the Altrinsic Agreement. The Altrinsic Agreement is an amendment to a sub-advisory agreement currently in place between the Advisor and Altrinsic under which Altrinsic acts as a sub-advisor to First American International Select Fund, another series of FAIF ("International Select Fund"). Under the Altrinsic Agreement, this sub-advisory agreement would also apply to the Fund. The form of the Altrinsic Agreement is attached to this proxy statement as Exhibit A.

          JPMorgan currently acts as the Fund's sub-advisor pursuant to a sub-advisory agreement (the "Current Agreement") that was most recently approved by the Board at a meeting held June 19, 2008, for the period of July 1, 2008 through June 30, 2009. Both the Board and the Advisor, however, had been dissatisfied with the Fund's performance under the management of JPMorgan. Therefore, the Advisor conducted a broad search and review of international fund investment managers. The Advisor performed extensive research and analysis of many factors, including performance records, quantitative and qualitative measures of performance and investment styles, research, technological, operational and compliance capabilities, and strength and depth of management.

          The Advisor selected Altrinsic to be one of the Fund's sub-advisors, and recommended Altrinsic to the Board, because of, among other things, Altrinsic's strong performance record with respect to similar portfolios it manages, the consistency of its "value style" approach and overall investment process, and the depth of experience of its portfolio management team.

          If the shareholders of the Fund approve this proposal at the Special Meeting, the Altrinsic Agreement is expected to become effective on or about November 1, 2008, at which time Altrinsic will assume management of a portion of the Fund's assets from JPMorgan. Until that time, JPMorgan is expected to continue in its role as sub-advisor to the Fund. THE TERMS AND CONDITIONS OF THE ALTRINSIC AGREEMENT ARE SUBSTANTIALLY SIMILAR IN ALL MATERIAL RESPECTS TO THE TERMS AND CONDITIONS OF THE CURRENT AGREEMENT, EXCEPT AS NOTED BELOW.

DIRECTOR ACTION AND BASIS FOR RECOMMENDATION

          At a meeting of the Board held on June 18, 2008, the Board reviewed the Advisor's recommendation to hire Altrinsic as a sub-advisor to the Fund. The Board met with a member of Altrinsic's proposed portfolio management team, who reviewed with the Board materials that included, among other things, background information on Altrinsic, information regarding Altrinsic's investment strategy and process, composite performance of portfolios managed by Altrinsic using this investment strategy and process, and information on the proposed portfolio management team. The Board reviewed Altrinsic's Code of Ethics and other compliance reports as part of the Board's annual review of Altrinsic's existing sub-advisory relationship with International Select Fund. The Board also reviewed the potential impact of increased transaction costs and capital gains to the Fund and its shareholders associated with the change in sub-advisors and the corresponding change in the Fund's investment strategy. Finally, the Board reviewed the terms of the Altrinsic Agreement.

          The Board unanimously approved the Altrinsic Agreement and concluded that the terms of the Altrinsic Agreement are fair and reasonable and in the best interest of shareholders of the Fund. In making this determination, the Board considered the following factors:

          - the performance of Altrinsic with respect to similar portfolios managed by Altrinsic, including its management of International Select Fund, which demonstrated historically strong and consistent performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index, the Fund's benchmark;

          - the nature, quality and extent of the services to be provided by Altrinsic to the Fund, including Altrinsic's key personnel and the depth of experience of Altrinsic's portfolio management team;

          - the potential impact of increased transaction costs to the Fund, and increased capital gains to Fund shareholders, resulting from the shift in investment strategy, with the Board believing that the benefits of the shift in strategy will outweigh any increase in transaction costs or capital gains;

          - the terms of the Altrinsic Agreement, which the Board believed are comprehensive in light of the nature of the Fund;

          - the structure and rate of the fees charged by Altrinsic to the Advisor under the Altrinsic Agreement, taking into account the fact that the increase in fees over those charged by JPMorgan will be borne entirely by the Advisor and not by the Fund; and

          - economies of scale that might result from the growth in the Fund's assets and from Altrinsic's management of both the Fund and International Select Fund and any other benefit that Altrinsic may derive from its relationship with the Fund.

          The Board was advised and assisted by counsel to the independent directors and fund counsel. No single factor or group of factors was deemed to be determinative by the Board in approving the Altrinsic Agreement. Instead, the Board based its decisions on the totality of the information which it requested and reviewed.

          The Board recommends that the shareholders of the Fund approve the Altrinsic Agreement. Approval of the Altrinsic Agreement requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the Altrinsic Agreement.

THE ALTRINSIC AGREEMENT

          Under the Altrinsic Agreement, Altrinsic will act as an investment sub-advisor for, and will manage the investment of, a portion of the assets of the Fund allocated to it by the Advisor (the "Altrinsic Portfolio"). Within the framework of the investment objective and the investment policies and restrictions of the Fund, and subject to the supervision of the Board and the Advisor, Altrinsic will have the responsibility for the management of the Altrinsic Portfolio and the making and execution of all investment decisions for the Altrinsic Portfolio. The Advisor anticipates that the Altrinsic Agreement will become effective on or about November 1, 2008, assuming approval by Fund shareholders at the Special Meeting. The following is a brief summary of the material terms of the Altrinsic Agreement. These terms, unless otherwise noted, are substantially similar to the terms of the Current Agreement.

          Term. If the Altrinsic Agreement is approved by the Fund's shareholders, the Advisor anticipates that the agreement will be entered into on or about November 1, 2008. The Altrinsic Agreement continues automatically for successive one-year terms so long as its continuance is approved at least annually by the Board or a majority of the Fund's outstanding voting securities, provided in either case that the continuance is also approved by the majority of the Board who are not interested persons. The Altrinsic Agreement can be terminated, without penalty, on 60 days written notice by the Advisor, by the Board on behalf of the Fund, by vote of holders of a majority of the Fund's shares, or by Altrinsic. The Altrinsic Agreement also terminates automatically if assigned by any party.

          Duties. Altrinsic is required, subject to the supervision of the Advisor and the Board, to manage the assets within the Altrinsic Portfolio in accordance with the Fund's investment objective, policies and restrictions, to place purchase and sale orders for transactions in the Altrinsic Portfolio, and to employ professional portfolio managers and securities analysts to provide research services to the Altrinsic Portfolio.

          Brokerage. In selecting brokers or dealers to execute transactions on behalf of the Fund, Altrinsic will seek the best overall terms available. In doing so, Altrinsic will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Altrinsic is also authorized to consider the brokerage and research services provided to the Fund and/or other accounts over which Altrinsic or its affiliates exercise investment discretion. Altrinsic may not execute any portfolio transactions with a broker or dealer which is an "affiliated person" (as defined in the 1940 Act) of Altrinsic or the Advisor, except pursuant to the Board's approved policies and procedures for affiliated brokerage transactions.

          Standard of Care. Altrinsic will exercise its best judgment in rendering the services under the Altrinsic Agreement. Altrinsic shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the Altrinsic Agreement, except a loss resulting from "willful misfeasance, bad faith or gross negligence" on its part in the performance of its duties or from "reckless disregard" by it of its obligations and duties under the Altrinsic Agreement.

          Indemnification. The Altrinsic Agreement provides that both Altrinsic and the Advisor will indemnify and hold harmless the other from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) resulting from a material breach of the Agreement or as a result of Altrinsic's or the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement or violation of applicable law, subject to certain exceptions.

          Fees. The Altrinsic Agreement provides that the Advisor will pay Altrinsic a sub-advisory fee equal on an annual basis to a percentage of the aggregate average daily net assets of all funds, or portions thereof, sub-advised by Altrinsic in the First American fund complex as set forth in the following table:

                                             Advisory Fee as Percentage
Aggregate Assets of Altrinsic Portfolios        of Average Net Assets
----------------------------------------     --------------------------
On the first $150 million in assets.......              0.45%
On the next $350 million in assets........              0.37%
On all assets in excess of $500 million...              0.35%

          Under the Current Agreement, the Advisor paid a fee at an annual rate equal to 0.34% of the average daily net assets of all funds sub-advised by JPMorgan in the First American fund complex on the first $100 million of aggregate fund assets, 0.30% of the average daily net assets on the next $250 million of aggregate fund assets, 0.24% of the average daily net assets on the next $1.25 billion of aggregate fund assets, and 0.22% of the average daily net assets in excess of $1.6 billion of aggregate fund assets. The investment advisory fee paid to JPMorgan during the past fiscal year under the Current Agreement was $4,411,010. If the fees proposed under the Altrinsic Agreement were in place during the same period, JPMorgan would have received $6,330,697. However, this increase in fees will be borne entirely by the Advisor and paid by the Advisor out of the investment advisory fee paid to the Advisor by the Fund. The advisory fee rate paid by the Fund will not change.

          The Fund did not pay any investment advisory fees or make any other material payments to Altrinsic or its affiliates during the Fund's past fiscal year. The Fund did not pay any commissions to any affiliated brokers during the past fiscal year.

    PROPOSAL 2: TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FUND
                           BETWEEN THE ADVISOR AND HGI

BACKGROUND

          The Board, including a majority of the directors who are not "interested persons" as defined in the 1940 Act, of either FAIF, the Advisor or HGI, has approved, and recommends that shareholders of the Fund approve, the HGI Agreement. The HGI Agreement is an amendment to a sub-advisory agreement currently in place between the Advisor and HGI under which HGI acts as a sub-advisor to International Select Fund. Under the HGI Agreement, this sub-advisory agreement would also apply to the Fund. The form of the HGI Agreement is attached to this proxy statement as Exhibit B.

          As noted under Proposal 1 above, both the Board and the Advisor had been dissatisfied with the Fund's performance under the management of JPMorgan and, consequently, conducted a broad search and review of international fund investment managers.

          The Advisor selected HGI to be one of the Fund's sub-advisors, and recommended HGI to the Board, because of, among other things, HGI's strong performance record with respect to similar portfolios it manages, the consistency of its "growth style" approach and overall investment process, and the depth of experience of its portfolio management team.

          If the shareholders of the Fund approve this proposal at the Special Meeting, the HGI Agreement is expected to become effective on or about November 1, 2008, at which time HGI will assume management of a portion of the Fund's assets from JPMorgan. Until that time, JPMorgan is expected to continue in its role as sub-advisor to the Fund. THE TERMS AND CONDITIONS OF THE HGI AGREEMENT ARE SUBSTANTIALLY SIMILAR IN ALL MATERIAL RESPECTS TO THE TERMS AND CONDITIONS OF THE CURRENT AGREEMENT, EXCEPT AS NOTED BELOW.

DIRECTOR ACTION AND BASIS FOR RECOMMENDATION

          At a meeting of the Board held on June 18, 2008, the Board reviewed the Advisor's recommendation to hire HGI as a sub-advisor to the Fund. The Board met with a member of HGI's proposed portfolio management team, who reviewed with the Board materials that included, among other things, background information on HGI, information regarding HGI's investment strategy and process, an analysis of the portion of International Select Fund managed by HGI which uses this same strategy and process, an in-depth review of the performance of that portion of International Select Fund's portfolio, and information on the proposed portfolio management team. The Board reviewed HGI's Code of Ethics and other compliance reports as part of the Board's annual review of HGI's existing sub-advisory relationship with International Select Fund. The Board also reviewed the potential impact of increased transaction costs and capital gains to the Fund and its shareholders associated with the change in sub-advisors and the corresponding change in the Fund's investment strategy. Finally, the Board reviewed the terms of the HGI Agreement.

          The Board unanimously approved the HGI Agreement and concluded that the terms of the HGI Agreement are fair and reasonable and in the best interest of shareholders of the Fund. In making this determination, the Board considered the following factors:

          - the performance of HGI with respect to similar portfolios managed by HGI, including its management of International Select Fund, which demonstrated historically strong and consistent performance relative to the Morgan Stanley Capital International All Country World Index ex U.S., International Select Fund's benchmark;

          - the nature, quality and extent of the services to be provided by HGI to the Fund, including HGI's key personnel and the depth of experience of HGI's portfolio management team;

          - the potential impact of increased transaction costs to the Fund, and increased capital gains to Fund shareholders, resulting from the shift in investment strategy, with the Board believing that the benefits of the shift in strategy will outweigh any increase in transaction costs or capital gains;

          - the terms of the HGI Agreement, which the Board believed are comprehensive in light of the nature of the Fund; and

          - the structure and rate of the fees charged by HGI to the Advisor under the HGI Agreement, taking into account the fact that the increase in fees over those charged by JPMorgan will be borne entirely by the Advisor and not by the Fund; and

          - economies of scale that might result from the growth in the Fund's assets and from HGI's management of both the Fund and International Select Fund and any other benefit that HGI may derive from its relationship with the Fund.

          The Board was advised and assisted by counsel to the independent directors and fund counsel. No single factor or group of factors was deemed to be determinative by the Board in approving the HGI Agreement. Instead, the Board based its decisions on the totality of the information which it requested and reviewed.

          The Board recommends that the shareholders of the Fund approve the HGI Agreement. Approval of the HGI Agreement requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the HGI Agreement.

THE HGI AGREEMENT

          Under the HGI Agreement, HGI will act as an investment sub-advisor for, and will manage the investment of, a portion of the assets of the Fund allocated to it by the Advisor (the "HGI Portfolio"). Within the framework of the investment objective and the investment policies and restrictions of the Fund, and subject to the supervision of the Board and the Advisor, HGI will have the responsibility for the management of the HGI Portfolio and the making and execution of all investment decisions for the HGI Portfolio. The Advisor anticipates that the HGI Agreement will become effective on or about November 1, 2008, assuming approval by Fund shareholders at the Special Meeting. The following is a brief summary of the material terms of the HGI Agreement. These terms, unless otherwise noted, are substantially similar to the terms of the Current Agreement.

          Term. If the HGI Agreement is approved by the Fund's shareholders, the Advisor anticipates that the agreement will be entered into on or about November 1, 2008. The HGI Agreement continues automatically for successive one-year terms so long as its continuance is approved at least annually by the Board or a majority of the Fund's outstanding voting securities, provided in either case that the continuance is also approved by the majority of the Board who are not interested persons. The HGI Agreement can be terminated, without penalty, on 60 days written notice by the Advisor, by the Board on behalf of the Fund, by vote of holders of a majority of the Fund's shares, or by HGI. The HGI Agreement also terminates automatically if assigned by any party.

          Duties. HGI is required, subject to the supervision of the Advisor and the Board, to manage the assets within the HGI Portfolio in accordance with the Fund's investment objective, policies and restrictions, to place purchase and sale orders for transactions in the HGI Portfolio, and to employ professional portfolio managers and securities analysts to provide research services to the HGI Portfolio.

          Brokerage. In selecting brokers or dealers to execute transactions on behalf of the Fund, HGI will seek the best overall terms available. In doing so, HGI will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. HGI is also authorized to consider the brokerage and research services provided to the Fund and/or other accounts over which HGI or its affiliates exercise investment discretion. HGI may not execute any portfolio transactions with a broker or dealer which is an "affiliated person" (as defined in the 1940 Act) of HGI or the Advisor, except pursuant to the Board's approved policies and procedures for affiliated brokerage transactions.

          Standard of Care. HGI will exercise its best judgment in rendering the services under the HGI Agreement. HGI shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the HGI Agreement, except a loss resulting from "willful misfeasance, bad faith or gross negligence" on its part in the performance of its duties or from "reckless disregard" by it of its obligations and duties under the HGI Agreement.

          Indemnification. The HGI Agreement provides that both HGI and the Advisor will indemnify and hold harmless the other from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) resulting from a material breach of the Agreement or as a result of HGI's or the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement or violation of applicable law, subject to certain exceptions.

          Fees. The HGI Agreement provides that the Advisor will pay HGI a sub-advisory fee equal on an annual basis to a percentage of the aggregate average daily net assets of all funds, or portions thereof, sub-advised by HGI in the First American fund complex as set forth in the following table:

                                             Advisory Fee as Percentage
Aggregate Assets of HGI Portfolios              of Average Net Assets
----------------------------------           --------------------------
On the first $425 million in assets.......              0.40%
On all assets in excess of $425 million...              0.30%

          Under the Current Agreement, the Advisor paid a fee at an annual rate equal to 0.34% of the average daily net assets of all funds sub-advised by JPMorgan in the First American fund complex on the first $100 million of aggregate fund assets, 0.30% of the average daily net assets on the next $250 million of aggregate fund assets, 0.24% of the average daily net assets on the next $1.25 billion of aggregate fund assets, and 0.22% of the average daily net assets in excess of $1.6 billion of aggregate fund assets. The investment advisory fee paid to the JPMorgan during the past fiscal year under the Current Agreement was $4,411,010. If the fees proposed under the HGI Agreement were in place during the same period, JPMorgan would have received $5,662,741. However, this increase in fees will be borne entirely by the Advisor and paid by the Advisor out of the investment advisory fee paid to the Advisor by the Fund. The advisory fee rate paid by the Fund will not change.

          The Fund did not pay any investment advisory fees or make any other material payments to HGI or its affiliates during the Fund's past fiscal year. The Fund did not pay any commissions to any affiliated brokers during the past fiscal year.

            PROPOSAL 3: TO APPROVE THE MANAGER-OF-MANAGERS STRUCTURE

BACKGROUND

          The Advisor serves as the investment advisor to the Fund and manages the Fund's business and investment activities, subject to the authority of the Board of Directors. Under the Investment Advisory Agreement between the Advisor and FAIF, the Advisor is authorized to employ, at its own expense, one or more sub-advisors to manage the assets of any series of FAIF. The Advisor has used a sub-advisor to manage the Fund since the Fund's inception and, as described above, has received Board approval to replace the current sub-advisor with two sub-advisors. Where the Advisor delegates portfolio management duties to a sub-advisor, the 1940 Act requires that the sub-advisory agreement between the Advisor and the sub-advisor be approved by Fund shareholders. Specifically,
Section 15 of the 1940 Act makes it unlawful for any person to act as an investment advisor (including as a sub-advisor) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Therefore, to comply with Section 15 of the 1940 Act, the Fund must obtain shareholder approval in order to employ a new sub-advisor, replace an existing sub-advisor with a new sub-advisor, materially amend the terms of a sub-advisory agreement, or continue the employment of an existing sub-advisor when that sub-advisory agreement terminates because of an assignment (as such term is defined under the 1940 Act) of the agreement. Proposals 1 and 2 above are being presented to shareholders at the Special Meeting in order to comply with Section 15.

          In order to provide the Advisor and the Board with the flexibility to implement sub-advisor changes or materially modify sub-advisory agreements without incurring the significant delay and potential expense associated with obtaining shareholder approval, the Advisor and FAIF requested and obtained from the SEC an order, dated May 30, 2007, exempting them from certain requirements of Section 15 of the 1940 Act and the rules thereunder (the "Order"). Subject to the conditions delineated in the Order, the Order permits the Advisor to enter into new sub-advisory agreements with unaffiliated sub-advisors and change the terms of existing sub-advisory agreements with unaffiliated sub-advisors without first obtaining shareholder approval. In order for the Fund to rely on the Order and operate under a manager-of-managers structure, use of the structure must be approved by a vote of the majority of the Fund's outstanding shares.

DESCRIPTION OF THE MANAGER-OF-MANAGERS STRUCTURE

          Use of a manager-of-managers structure would permit the Advisor, as the Fund's investment manager, to add or replace unaffiliated sub-advisors, and enter into and amend sub-advisory agreements with unaffiliated sub-advisors on behalf of the Fund without shareholder approval. The manager-of-managers arrangement is intended to enable the Fund to operate with greater efficiency and to help the Fund enhance performance by allowing the Advisor to employ sub-advisors best suited to the needs of the Fund without incurring the expense and delays associated with obtaining shareholder approval of sub-advisors and related sub-advisory agreements. The process of seeking shareholder approval is administratively expensive, and may cause delays in executing changes that the Board and the Advisor have determined are necessary or desirable. In addition, some of the costs of seeking such shareholder approval may be borne by the Fund (and therefore indirectly by the Fund's shareholders). If shareholders approve the proposal authorizing a manager-of-managers structure for the Fund, the Board would be able to act more quickly and with less expense to add or replace unaffiliated sub-advisors, in instances in which the Board and the Advisor believe that the addition or replacement would be in the best interests of the Fund and its shareholders.

          If the proposal is approved by shareholders of the Fund, shareholders will no longer be asked to approve new sub-advisory agreements and amendments to existing sub-advisory agreements with unaffiliated sub-advisors. For example, should the Advisor choose to compensate unaffiliated sub-advisors based on a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index (a "performance-based fee"), rather than the current fixed rate fee structure, shareholders would not be asked to approve such a change. However, the Board will continue to oversee the sub-advisor selection process to help ensure that the interests of shareholders are protected whenever the Advisor would seek to add or replace a sub-advisor or modify a sub-advisory agreement. Specifically, the Board will evaluate and approve all sub-advisory agreements as well as any modification to an existing sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-advisor, the investment performance of the assets managed by the sub-advisor, as well as the sub-advisor's compliance with federal securities laws and regulations. Furthermore, operation of the Fund under a manager-of-managers arrangement does not: (i) permit investment management fees paid by a Fund to the Advisor to be increased without shareholder approval, or (ii) diminish the Advisor's responsibilities to the Fund, including the Advisor's overall responsibility for the portfolio management services furnished by a sub-advisor. If the Advisor negotiates a decrease in the sub-advisory fee paid to any sub-advisor, such a decrease would not affect the investment management fee paid by the Fund to the Advisor. The Advisor would effectively retain more of the investment management fee for itself.

          If the proposal is not approved by the shareholders of the Fund, shareholder approval will continue to be required for the Advisor to enter into new or materially amended sub-advisory agreements with respect to the Fund.

TERMS OF THE ORDER

          Under the terms of the Order, the Advisor and the Fund must comply with a number of conditions imposed by the SEC in order to operate under a manager-of-managers structure, including the following:

          - The approval of the shareholders of the Fund is required before the Fund may operate under the manager-of-managers structure.

          - Within 90 days of hiring any new sub-advisor, Fund shareholders must be furnished all information about the new sub-advisor and sub-advisory contract that would be included in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a manager-of-managers arrangement, except that, if the Fund has more than one sub-advisor, the Fund may disclose the aggregate compensation to be paid to all sub-advisors, without disclosing separately the specific fees paid to each sub-advisor.

          - A majority of the Board must consist of independent directors, the nomination of additional independent directors must be at the discretion of the then existing independent directors, and the independent directors must be represented by independent legal counsel (as defined in the rules under the 1940 Act).

          - The Advisor may not enter into a sub-advisory agreement with any affiliated sub-advisor without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by the Fund's shareholders.

          The Order permits the Fund to disclose in its Statement of Additional Information ("SAI") the aggregate compensation paid to sub-advisors, without disclosing separately the specific fees paid to each sub-advisor. Currently, specific fee information is required to be included both in proxy statements relating to approval of a new sub-advisory agreement and in the Fund's SAI. Many sub-advisors charge for advisory services according to a predetermined fee schedule. While sub-advisors may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisors, rather than to each sub-advisor, would encourage sub-advisors to negotiate lower sub-advisory fees with the Advisor.

PROPOSED MANAGER-OF-MANAGERS RULE

          On October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act, which essentially would allow all investment companies to utilize a manager-of-managers arrangement without obtaining an exemptive order, subject to a number of conditions substantially similar to those imposed by the Order. The Order will expire on the effective date of Rule 15a-5, if adopted. Thereafter, assuming Fund shareholders have approved the manager-of-managers structure, the Fund will continue to operate under that structure in accordance with Rule 15a-5.

BOARD APPROVAL OF MANAGER-OF-MANAGERS ARRANGEMENT

          At a meeting held February 22, 2006, the Board, including the independent directors, unanimously approved the filing by FAIF and the Advisor of the application for the Order. The Board determined that (i) it would be in the best interest of Fund shareholders for the Board to have the ability, without seeking shareholder approval, to approve the Advisor's entering into and materially amending sub-advisory agreements, inasmuch as this would avoid the expense and delay otherwise associated with adding or changing sub-advisors and with changing contractual arrangements with sub-advisors, and (ii) it would be in the best interest of Fund shareholders for the Fund not to provide specific disclosure to shareholders and prospective shareholders concerning the sub-advisory fees which are paid to individual sub-advisors which are not affiliated with the Advisor, inasmuch as this might enable the Advisor to negotiate discounts from such sub-advisors' "posted" fee rates which would not be available if such disclosure were required. At that same meeting, the Board recommended that shareholders approve the use of a manager-of-managers structure and called a meeting, which was held on September 27, 2007, for the purposes of voting on that proposal. Although shareholder approval of the manager-of-managers structure was not obtained at that meeting, the Board continues to believe that operating under such a structure would be in the best interest of

Fund shareholders. Consequently, at a meeting of the Board held on June 18, 2008, the Board concluded that the manager-of-managers structure should be presented to shareholders again for their approval, and recommended that shareholders approve such structure.

BOARD RECOMMENDATION

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF THE MANAGER-OF-MANAGERS STRUCTURE.

VOTE REQUIRED FOR APPROVAL

          Approval of the proposal requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (i) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

                      ADDITIONAL INFORMATION ABOUT THE FUND

          As of June 30, 2008, the officers and directors of the Fund, as a group, owned less than 1% of each class of shares of the Fund. As of that date, the following persons were known to Fund management to be the beneficial owners of 5% or more of any class of shares of the Fund.

Name and Address                            Number of
of Beneficial Owner              Class    Shares Owned    Percent of Class
-------------------              -----   --------------   ----------------
ORCHARD TRUST CO LLC TRUSTEE/C     A        186,523.790         6.29%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO  80111-5002

ORCHARD TRUST CO LLC TRUSTEE/C     C         25,217.877         6.02%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO  80111-5002

RONNIE D BUBAR FBO                 R            228.647        97.17%
SUBARU OF GRAND JUNCTION 401K
2496 HIGHWAY 6 AND 50
GRAND JCT CO  81505-1108

CAPINCO                            Y     44,347,109.860        54.57%
C/O US BANK
P.O. BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                          Y     23,331,126.401        28.71%
C/O US BANK
P.O. BOX 1787
MILWAUKEE  WI  53201-1787

Name and Address                            Number of
of Beneficial Owner              Class    Shares Owned    Percent of Class
-------------------              -----   --------------   ----------------
WASHINGTON & CO                    Y     11,898,054.947        14.64%
C/O US BANK
P.O. BOX 1787
MILWAUKEE WI  53201-1787

                    ADDITIONAL INFORMATION ABOUT THE ADVISOR

          The Advisor provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of June 30, 2008, the Advisor had more than $105 billion in assets under management, including investment company assets of more than $91 billion. The Advisor is a wholly owned subsidiary of U.S. Bank National Association ("U.S. Bank"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At June 30, 2008, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of more than $246.5 billion, consolidated deposits of more than $135.1 billion and shareholders' equity of $21.8 billion.

                     ADDITIONAL INFORMATION ABOUT ALTRINSIC

          Altrinsic is located at 100 First Stamford Place, 6th Floor East, Stamford, Connecticut 06902. As of June 30, 2008, Altrinsic had approximately $6.8 billion in assets under management. The name and principal occupation of the principal executive officer and each other principal of Altrinsic are set forth below. The address of each such individual is that of Altrinsic. None of the officers or directors of the Fund are officers, directors or employees of Altrinsic or any of its affiliates.

Name                                      Principal Occupation
----                    ------------------------------------------------------
John Hock, CFA          Founder, Chief Executive Officer, and Chief Investment
                        Officer of Altrinsic
John DeVita, CFA, CPA   Principal and Portfolio Manager of Altrinsic
Rehan Chaudhri          Principal and Portfolio Manager of Altrinsic

          The table below sets forth information regarding funds for which Altrinsic acts as investment advisor or sub-advisor that have investment objectives similar to the investment objectives of the Fund.

                                                           Contractual Annual Rates of
                                                            Compensation to Altrinsic
                               Net Assets of the Fund         (based on each Fund's          Advisor or
Fund                             as of June 30, 2008        average daily net assets)       Sub-Advisor
----                           ----------------------   ---------------------------------   -----------
First American International       $100.6 million       0.45% of the first $150 million     Sub-Advisor
Select Fund                                             0.37% of the next $325 million
                                                        0.35% of assets over $475 million

                                                           Contractual Annual Rates of
                                                            Compensation to Altrinsic
                               Net Assets of the Fund         (based on each Fund's          Advisor or
Fund                             as of June 30, 2008        average daily net assets)       Sub-Advisor
----                           ----------------------   ---------------------------------   -----------
Northern Trust Multi-Manager       $366.5 million                       *                   Sub-Advisor
International Equity Fund
Russell International Fund         $186.0 million                       *                   Sub-Advisor
Russell International              $398.3 million                       *                   Sub-Advisor
Securities Fund

* Pursuant to an exemptive order issued to the fund by the SEC, the fund is not required to disclose fees paid to a sub-advisor.

ALTRINSIC INVESTMENT STRATEGY

          Altrinsic's investment philosophy is based on value creation and the belief that a company's valuation is a function of its future financial productivity (i.e., sustainable returns-on-capital relative to cost of capital) adjusted for associated risk. In implementing its philosophy, Altrinsic's team capitalizes on inefficiencies (i.e., mispriced securities) in the world's equity markets by taking a long-term view and leveraging proprietary individual-company analysis, global industry knowledge, and a distinctive cross-border frame of reference. Predicated on the time-tested principles of fundamental value investing, Altrinsic's investment approach is bottom-up, fundamentally driven, internationally focused, and all-cap.

PORTFOLIO MANAGERS

          The following team of individuals will be primarily responsible for the day-to-day management of the Altrinsic Portfolio: John Hock, CFA; John Devita, CFA; and Rehan Chaudhri.

     - Mr. Hock founded Altrinsic in 2000 and has been its Chief Investment Officer since inception. Prior to Altrinsic, Mr. Hock was a portfolio manager with HGI. He began his global equity career in 1990.

     - Mr. DeVita, Principal, has been a portfolio manager for Altrinsic since its founding in 2000. Prior to Altrinsic, Mr. DeVita was an equity analyst with Arnhold & S. Bleichroeder Advisors and Societe Generale Asset Management. He began his global equity career in 1991.

     - Mr. Chaudhri, Principal, has been a portfolio manager for Altrinsic since 2003. Prior to Altrinsic, Mr. Chaudhri was a portfolio manager with Lazard Asset Management. He began his global equity career in 1993.

                        ADDITIONAL INFORMATION ABOUT HGI

          HGI, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, is a wholly-owned subsidiary of Hansberger Group, Inc. ("Hansberger"), which is a subsidiary of Natixis Global Asset Management. As of June 30, 2008, HGI and its affiliates had approximately $8.3 billion in assets under management. The name and principal occupation of the principal executive officer and each director of HGI are set forth below. The address of each such individual is that of HGI. None of the officers or directors of the Fund are officers, directors or employees of HGI or any of its affiliates.

Name                  Principal Occupation
----                  --------------------
Ronald W. Holt, Jr.   President and Chief Executive Officer of HGI
Byron F. Bowman       Senior Vice President, General Counsel, and Director of HGI

The table below sets forth information regarding funds for which HGI acts as investment advisor or sub-advisor that have investment objectives similar to the investment objectives of the Fund.

                                                                       Contractual Annual Rates
                                                                        of Compensation to HGI
                                      Net Assets of the Fund             (based on each Fund's             Advisor or
Fund                                   as of June 30, 2008             average daily net assets)          Sub-Advisor
----                                  ----------------------   ----------------------------------------   -----------
Hansberger Institutional Series -         $136.4 million                1.00% on all assets(1)              Advisor
   Emerging Markets Fund
Hansberger Institutional Series -         $86.3 million                0.75% on all assets (1)              Advisor
   International Core Fund
Hansberger Institutional Series -         $993.5 million             0.75% on all assets (1) (2)            Advisor
   International Growth Fund
Hansberger Institutional Series -         $198.9 million               0.75% on all assets (1)              Advisor
   International Value Fund
First American International Select       $114.2 million          0.45% of the first $100 million(3)      Sub-Advisor
   Fund                                                             0.40% of the next $325 million
                                                                   0.35% of the next $112.5 million
                                                                 0.30% of assets over $537.5 million
Natixis Funds Trust I -Hansberger         $158.1 million           0.45% of the first $200 million        Sub-Advisor
   International Fund                                             0.40% of amounts over $200 million
ING Mutual Funds - ING                    $122.8 million           0.45% of the first $500 million        Sub-Advisor
   International Capital                                            0.40% of the next $500 million
   Appreciation Fund                                           0.35% of assets in excess of $1 billion
Pacific Capital Funds -                   $208.0 million            0.60% of the first $75 million        Sub-Advisor
   International Stock Fund                                    0.35% of assets in excess of $75 million
MTB Group of Funds / MTB                  $68.6 million                 0.60% on all assets(3)            Sub-Advisor
   International Equity Fund

                                                                       Contractual Annual Rates
                                                                        of Compensation to HGI
                                      Net Assets of the Fund             (based on each Fund's             Advisor or
Fund                                   as of June 30, 2008             average daily net assets)          Sub-Advisor
----                                  ----------------------   ----------------------------------------   -----------
Vanguard Trustees' Equity Fund -           $1.6 billion           0.475% of the first $50 million(3)      Sub-Advisor
   Vanguard International Value                                    0.15% of the next $450 million
   Fund                                                            0.12% of the next $500 million
                                                                   0.11% of assets over $1 billion
                                                                The above "basic" fee is adjusted up or
                                                                   down depending on the cumulative
                                                                  investment performance of the fund
                                                                       relative to its benchmark
Active Passive Funds - Emerging            $5.5 million           0.60% of the first $50 million(3)       Sub-Advisor
   Market Equity Fund                                               0.50% of the next $200 million
                                                                  0.40% of assets over $250 million

(1) HGI has provided a letter agreement to Hansberger International Series ("HIS") under which HGI will voluntarily waive a portion of its management fee (and, to the extent necessary, bear other expenses) if total expenses, not including brokerage, interest, taxes, deferred organizational and extraordinary expenses, exceed 1.00% and 1.15% (1.25% and 1.40% for the Emerging Markets Fund) for the Institutional and Advisor Class shares of each HIS Fund, respectively. HGI may recoup the waived fees within one year following the waiver.

(2) HGI has voluntarily agreed to provide a breakpoint in the advisory fee of the HIS International Growth Fund such that HGI will reduce its management fee from 0.75% to 0.70% on the combined assets of the HIS International Growth Fund and the ING International Capital Appreciation Fund (a registered fund that is sub-advised by HGI). This breakpoint may be discontinued at any time. HGI does not have a present intent of discontinuing the breakpoint.

(3) HGI only manages a portion of this Fund's assets and other sub-advisors manage the remaining portions of the Fund's assets. This amount reflects the net assets of the portfolio that are managed by HGI.

HGI INVESTMENT STRATEGY

          HGI's investment process begins with a series of quantitative screens that identify those companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure. These screens are intended to identify those companies that have consistently been industry and market leaders. The result is HGI's "Star List" of companies. The Star List companies are then rated based on their relative valuation and relative price momentum. Securities are then selected from the Star List on the basis of fundamental company-by-company analysis conducted on the top 100 to 125 stocks in the Star List. This fundamental analysis is meant to identify factors overlooked in the quantitative process, including the company's product line, management, market share, product distribution and other elements that are prerequisites to the company's success and staying power within its market.

PORTFOLIO MANAGERS

          The following team of individuals will be primarily responsible for the day-to-day management of the portion of the fund managed by HGI: Thomas R.H. Tibbles, CFA; Barry A. Lockhart, CFA; Trevor Graham, CFA; and Patrick Tan.

     - Mr. Tibbles joined HGI in 1999 as Managing Director of Canada. Prior to joining HGI, he was head of the Global Equity Team at Indago Capital Management in Toronto, Canada, which was an affiliate of Canada Life. He began his career in the investment industry in 1986.

     - Mr. Lockhart joined HGI in 1999 and serves as Senior Vice President. Prior to joining HGI, he was a portfolio manager of foreign equity securities for Indago Capital Management. He began his career in the investment industry in 1989.

     - Mr. Graham joined HGI in 2004 and serves as Vice President, Research. Prior to joining HGI, he maintained several different positions, including portfolio management and fundamental analyst for Phillips, Hager & North Investment Management Ltd., where he was employed from 1996 to 2004.

     - Mr. Tan, Research Analyst, joined HGI in 1999. Prior to joining HGI, he was an analyst at Indago Capital Management from July 1997 to March 1999.

          Mr. Tibbles, as team leader, has ultimate authority and veto power over all buy and sell decisions. All team members are responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.

                              SHAREHOLDER PROPOSALS

          The Fund is not required to hold annual shareholder meetings. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

                                        By order of the Board of Directors,


                                        Kathleen L. Prudhomme
                                        Secretary

August 11, 2008

                 AMENDMENT TO INVESTMENT SUB-ADVISORY AGREEMENT
                            DATED AS OF ______, 2008

          WHEREAS, FAF Advisors, Inc. (the "Advisor") acts as the Investment Advisor for International Fund (the "Fund"), a series of First American Investment Funds, Inc. ("FAIF"), pursuant to an investment advisory agreement between the Advisor and FAIF; and

          WHEREAS, the Advisor is responsible for the day-to-day management of the Fund and for the coordination of the investment of the Fund's assets in portfolio securities; and

          WHEREAS, specific portfolio purchases and sales for all or a portion of the Fund's assets may be made by one or more sub-advisors selected and appointed by the Advisor, subject to the pre-approval of the Board of Directors of FAIF (the "Board") and, to the extent required under Section 15(a) of the Investment Company Act of 1940 (the "1940 Act") and any rules thereunder, the approval of the Fund's shareholders; and

          WHEREAS, Altrinsic Global Advisors, LLC (the "Sub-Advisor") currently acts as a sub-advisor for International Select Fund, a series of FAIF, pursuant to an Investment Sub-Advisory Agreement dated November 27, 2006 between the Advisor and the Sub-Advisor (the "Sub-Advisory Agreement"); and

          WHEREAS, the Sub-Advisor provides to International Select Fund the services described in Section 2 of the Sub-Advisory Agreement and the Board has determined that it would be in the best interests of the Fund and its shareholders to have the Sub-Advisor provide such services to the Fund; and

          WHEREAS, the Fund's shareholders have approved the Sub-Advisor's provision of such services to the Fund; and

          WHEREAS, the Sub-Advisor is willing to provide such services upon the terms and conditions set forth herein.

          NOW, THEREFORE, the Advisor and Sub-Advisor, intending to be legally bound, agree as follows:

     1. The Sub-Advisory Agreement is hereby amended to appoint the Sub-Advisor as investment sub-advisor for that portion of the assets of the Fund that the Advisor determines to allocate to the Sub-Advisor from time to time.

     2. All references to "Fund" in the Sub-Advisory Agreement shall be deemed to apply to International Fund and International Select Fund, either individually or collectively, as the context requires.

     3. All references to "Sub-Advisory Portfolio" in the Sub-Advisory Agreement shall be deemed to refer to that portion of International Fund's assets managed by the Sub-Advisor and that portion of International Select Fund's assets managed by the Sub-Advisor, either individually or collectively, as the context requires.

     4. Schedule A to the Sub-Advisory Agreement is replaced in its entirety with the following:

                                   SCHEDULE A

          Pursuant to Section 7, the Advisor shall pay the Sub-Advisor compensation for services rendered to the Funds, calculated daily and paid monthly, at the annual rates set forth in the following table. Such rates are based on the aggregate average daily net assets of the Sub-Advisory Portfolios.

AGGREGATE ASSETS OF
SUB-ADVISORY PORTFOLIOS   FEE PER ANNUM
-----------------------   -------------
First $150 million            0.45%
Next $350 million             0.37%
Over $500 million             0.35%

     5. All other terms and conditions of the Sub-Advisory Agreement shall continue in full force and effect.

          IN WITNESS WHEREOF, the Advisor and Sub-Advisor have caused this instrument to be executed as of the date first above written by their duly authorized officers.

FAF ADVISORS, INC.                      ALTRINSIC GLOBAL ADVISORS, LLC


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Joseph M. Ulrey, III              Name: John D. Hock
Title: Chief Financial Officer          Title: Managing Member

                        INVESTMENT SUB-ADVISORY AGREEMENT

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

          THIS AGREEMENT is made as of the 27th day of November, 2006, between FAF Advisors, Inc., a Delaware corporation (the "Advisor") and Altrinsic Global Advisors, LLC, a Delaware limited liability company (the "Sub-Advisor").

          WHEREAS, the Advisor acts as the investment advisor for International Select Fund (the "Fund"), a series of First American Investment Funds, Inc. ("FAIF"), pursuant to an investment advisory agreement between the Advisor and FAIF (the "Advisory Agreement").

          WHEREAS, the Advisor is responsible for the day-to-day management of the Fund and for the coordination of the investment of the Fund's assets in portfolio securities.

          WHEREAS, specific portfolio purchases and sales for all or a portion of the Fund's assets may be made by one or more sub-advisors selected and appointed by the Advisor, subject to the pre-approval of the Board of Directors of FAIF (the "Board").

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

          1. Appointment of Sub-Advisor. The Advisor desires to engage and hereby appoints the Sub-Advisor to act as investment sub-advisor for that portion of the assets of the Fund that the Advisor determines to allocate to the Sub-Advisor from time to time (referred to herein as the "Sub-Advisory Portfolio"). The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

          2. Duties of Sub-Advisor.

          The Sub-Advisor is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Sub-Advisory Portfolio. In connection therewith, the Sub-Advisor will (a) make investment decisions for the Sub-Advisory Portfolio; (b) place purchase and sale orders for portfolio transactions in the Sub-Advisory Portfolio; and (c) employ professional portfolio managers and securities analysts to provide research services relating to the Sub-Advisory Portfolio. Subject to the supervision of the Board and the Advisor, the Sub-Advisor will manage the assets in the Sub-Advisory Portfolio in accordance with (a) the Fund's investment objective(s), policies and restrictions stated in the Prospectus, the SAI and the Charter Documents (as such terms are defined below), (b) the Guidelines (as such term is defined below), and (c) applicable laws and regulations. In managing the Sub-Advisory Portfolio, the Sub-Advisor will not consider any other securities, cash or other investment the Fund owns. The duties of the Sub-Advisor with respect to the Sub-Advisory Portfolio shall be confined to those set forth herein.

          The Advisor has furnished to the Sub-Advisor the Fund's compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (collectively, the "Compliance Procedures"), the Articles of Incorporation and Bylaws of FAIF, each as amended to date (the "Charter Documents"), the currently effective prospectus (the "Prospectus") and statement of additional information (the "SAI") of the Fund, the resolution of the Board approving the form of this Agreement, the resolution of the Board selecting the Advisor as investment advisor to the Fund and approving the form of the Advisory Agreement, the resolution adopted by the initial shareholder of the Fund approving the form of Advisory Agreement, and the Advisory Agreement. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, the Prospectus and the SAI and amendments to the Charter Documents. The Advisor has furnished to the Sub-Advisor all written guidelines (the "Guidelines") setting forth additional operating policies and procedures, including any limitations on the types of securities and other investment products in which the Fund is permitted to invest or on investment activities in which the

Fund is permitted to engage. The Advisor retains the right, on prior written notice to the Sub-Advisor, to modify the Guidelines at any time and in any manner. The Sub-Advisor shall either comply with the amended Guidelines in accordance with a reasonable timeline agreed upon by the Advisor and Sub-Advisor or terminate this Agreement in accordance with Section 11 below.

          3. Brokerage. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Advisor will not execute any portfolio transactions with a broker or dealer which is an "affiliated person" (as defined in the 1940
Act) of the Sub-Advisor or the Advisor, except pursuant to the Board's approved 17e-1 Policies and Procedures for affiliated brokerage transactions. The Advisor will provide the Sub-Advisor with a list of brokers and dealers that are "affiliated persons" of the Advisor.

          4. Proxy Voting. The Sub-Advisor shall vote all proxies with respect to securities held in the Sub-Advisory Portfolio in accordance with the Sub-Advisor's proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Advisor agrees to provide the Advisor with a copy of the revised proxy voting guidelines. The Advisor agrees to instruct the Fund's custodian to forward all proxy materials and related shareholder communications to the Sub-Advisor promptly upon receipt. The Sub-Advisor agrees to promptly inform the Advisor and the Fund of any conflict of interest of which the Sub-Advisor is aware that the Sub-Advisor has in voting proxies with respect to securities held in the Sub-Advisory Portfolio. The Sub-Advisor shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

          5. Information Provided to the Advisor.

          (a) The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

          (b) The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Sub-Advisory Portfolio. The Sub-Advisor will not advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Sub-Advisory Portfolio or the issuers of the securities.

          (c) The Sub-Advisor agrees to comply with all reporting requirements that the Board or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Sub-Advisory Portfolio, brokerage practices, and proxy voting.

          (d) The Sub-Advisor agrees to furnish the information requested by the Advisor, consistent with the Advisor's duties and obligations under the Fund's Valuation Policies and Procedures as currently existing or hereafter modified, including, without limitation, advising the Advisor as soon as practicable of any "significant event" (as defined in the Valuation Policies and Procedures) of which the Sub-Advisor becomes aware relating to, or affecting the value of, any security or other asset held in the Sub-Advisory Portfolio. A copy of the current Valuation Policies and Procedures is attached as Exhibit A. The Advisor agrees to notify the Sub-Advisor of any modification to the Valuation Policies and Procedures applicable to the Sub-Advisor in a timely manner.

          (e) The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the "federal securities laws"

(as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") (the "Sub-Advisor Compliance Policies"). The Sub-Advisor's chief compliance officer (the "Sub-Advisor CCO") shall provide to FAIF's Chief Compliance Officer (the "FAIF CCO") or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

     (i) a report of any material changes to the Sub-Advisor Compliance
     Policies;

     (ii) a report of any "material compliance matters," as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

     (iii) a copy of a summary of the Sub-Advisor CCO's report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

     (iv) an annual (or more frequently as the FAIF CCO may request) certification regarding the Sub-Advisor's compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

          (f) The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund's investment policies or restrictions, the Guidelines, or any applicable law or regulation.

          6. Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor's part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as "Disqualifying Conduct"). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor's obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

          The Sub-Advisor does not guarantee the future performance of the Sub-Advisory Portfolio or any specific level of performance, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor's overall management of the Sub-Advisory Portfolio. The Advisor understands that investment decisions made for the Fund by the Sub-Advisor are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

          7. Compensation. In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month according to the attached Schedule A. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the net assets of the Sub-Advisory Portfolio shall be computed at the times and in the manner specified in the Prospectus and/or the SAI.

          8. Expenses. The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, directors' fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses.

          9. Services to Other Companies or Accounts. The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Sub-Advisory Portfolio and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

          10. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund's or the Advisor's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

          11. Term of Agreement. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 90 days' written notice (the date of termination may be less than or more than 90 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Board, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          12. Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Advisor shall be entitled, without prior notice to the Advisor or the Fund, to direct the Fund's custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Advisor and the Sub-Advisor.

          13. Indemnification. (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a "Sub-Advisor Indemnified Person") from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor's material breach of this Agreement or as a result of the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor Indemnified Person's negligence.

          (b) The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an "Advisor Indemnified Person") from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor's material breach of this Agreement or as a result of the Sub-Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor Indemnified Person's negligence.

          14. Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

          15. Disclosure. (a) Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 14 of this Agreement.

          (b) Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Advisor deals requires information relating to the Fund (including, but not limited to, the identity of the Advisor or the Fund and market value of the Fund), the Sub-Advisor shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

          (c) Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Advisor acknowledges that the Advisor and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Advisor hereby agrees that it (i) shall not consult with any other Sub-Advisor to the Fund with respect to transactions in securities for the Sub-Advisory Portfolio or any other transactions of Fund assets and (ii) will provide advice and otherwise perform services hereunder exclusively with respect to the Sub-Advisory Portfolio of the Fund.

          16. Instruction to Custodian. The Sub-Advisor shall not have control of the investments or cash, including the investment of such cash, in the Fund but shall have authority to issue to the Fund's custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Sub-Advisory Portfolio that it has initiated. In addition, the Fund's custodian shall be responsible for executing all foreign exchange transactions made or required to be made in conjunction with settling the purchase and sale of securities in the Sub-Advisory Portfolio. The Advisor shall ensure that the Fund's custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund's custodian.

          17. Money Laundering. The Advisor, on its own behalf and on behalf of the Fund, confirms that where it is acting as principal or where it is acting on behalf of another person (notwithstanding that it enters into this Agreement and any transactions as principal), it is in compliance with the anti-money laundering regulations that apply to it. The Advisor shall provide any document or information to the Sub-Advisor that the Sub-Advisor may request for complying with its own anti-money laundering regulations.

          18. Representations and Warranties. (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:

          (i) has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

          (ii) this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund's shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and general principles of equity.

          (b) The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

          (i) is registered as an "investment adviser" under the Advisers Act;

          (ii) is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator; and

          (iii) maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

          19. Miscellaneous.

          (a) Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by John Hock, Chief Investment Officer, or Deborah Judd, Chief Operating Officer, in the case of the Sub-Advisor and the Advisor's General Counsel in the case of the Advisor, or such other person as a party shall designate by notice to the other parties.

          (b) Amendment. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

          (c) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

          (d) Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

          (e) Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

          (f) Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws.

          (g) Use of Sub-Advisor's Name. Neither the Advisor, the Fund nor any affiliate of the foregoing will use the Sub-Advisor's name or the registered trademarks, service marks, logos, names or any other proprietary designations of the Sub-Advisor, its subsidiaries and/or affiliates (collectively, "Sub-Advisor Marks") in any advertising or promotional material without the Sub-Advisor's prior written approval, which will not be unreasonably withheld. Notwithstanding the foregoing, the Advisor may identify the Sub-Advisor as a sub-advisor to the Fund in any advertising and promotional materials that contain a list of the Fund's sub-advisors. The Advisor and the Sub-Advisor will work together to develop mutually agreeable standards and procedures for the review of materials bearing Sub-Advisor Marks to facilitate the efficient creation and use of such advertising or promotional materials.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

                                        FAF Advisors, Inc.


                                        By: /s/ Joseph M. Ulrey, III
                                            ------------------------------------
                                        Name: Joseph M. Ulrey, III
                                        Title: Chief Financial Officer


                                        Altrinsic Global Advisors, LLC


                                        By: /s/ John D. Hock
                                            ------------------------------------
                                        Name: John D. Hock
                                        Title: Managing Member

                 AMENDMENT TO INVESTMENT SUB-ADVISORY AGREEMENT
                             DATED AS OF MAY 3, 2007

          WHEREAS, Altrinsic Global Advisors, LLC (the "Sub-Advisor") acts as one of the sub-advisors for International Select Fund (the "Fund"), a series of First American Investment Funds, Inc. ("FAIF"), pursuant to an Investment Sub-Advisory Agreement dated November 27, 2006 (the "Effective Date"), between FAF Advisors, Inc. (the "Advisor") and the Sub-Advisor (the "Sub-Advisory Agreement"); and

          WHEREAS, on the Effective Date, Section 11 of the Sub-Advisory Agreement provided that the Sub-Advisory Agreement would be terminable, without penalty, on 90-days' written notice (the date of termination could be less than or more than 90 days after the written notice of termination so long as the duration of the notice period was agreed upon by the Advisor and Sub-Advisor) by the Advisor, by FAIF's board of directors (the "Board"), or by the Sub-Advisor, and would immediately terminate upon termination of the Investment Advisory Agreement between FAIF and the Advisor (the "Advisory Agreement"); and

          WHEREAS, after such Effective Date, the Advisor and Sub-Advisor entered into a Letter of Agreement, dated March 28, 2007 (the "Letter Agreement"), which provided that the Sub-Advisory Agreement would be terminable, under Section 11, without penalty, on 60-days' written notice (the date of termination to be less than 60 days after the written notice of termination so long as the duration of the notice period was agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Board, by vote of a majority of the Fund's outstanding voting securities, or by the Sub-Advisor, and would immediately terminate upon termination of the Advisory Agreement; and

          WHEREAS, the Board has approved and authorized that the terms of
Section 11 of the Sub-Advisory Agreement be modified to the extent necessary to reflect the terms of the Letter Agreement.

          NOW, THEREFORE, the Advisor and Sub-Advisor, intending to be legally bound, agree that Section 11 of the Sub-Advisory Agreement shall be replaced, in its entirety, with the following:

          This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days' written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by FAIF's Board, by vote of a majority of the Fund's outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          IN WITNESS WHEREOF, the Advisor and Sub-Advisor have caused this instrument to be executed as of the date first above written by their duly authorized officers.

FAF ADVISORS, INC.                      ALTRINSIC GLOBAL ADVISORS, LLC


By: /s/ Joseph M. Ulrey, III            By: /s/ John D. Hock
    ---------------------------------       ------------------------------------
Name: Joseph M. Ulrey, III              Name: John D. Hock
Title: Chief Financial Officer          Title: Managing Member

                 AMENDMENT TO INVESTMENT SUB-ADVISORY AGREEMENT
                            DATED AS OF ______, 2008

          WHEREAS, FAF Advisors, Inc. (the "Advisor") acts as the Investment Advisor for International Fund (the "Fund"), a series of First American Investment Funds, Inc. ("FAIF"), pursuant to an investment advisory agreement between the Advisor and FAIF; and

          WHEREAS, the Advisor is responsible for the day-to-day management of the Fund and for the coordination of the investment of the Fund's assets in portfolio securities; and

          WHEREAS, specific portfolio purchases and sales for all or a portion of the Fund's assets may be made by one or more sub-advisors selected and appointed by the Advisor, subject to the pre-approval of the Board of Directors of FAIF (the "Board") and, to the extent required under Section 15(a) of the Investment Company Act of 1940 (the "1940 Act") and any rules thereunder, the approval of the Fund's shareholders; and

          WHEREAS, Hansberger Global Investors, LLC (the "Sub-Advisor") currently acts as a sub-advisor for International Select Fund, a series of FAIF, pursuant to an Investment Sub-Advisory Agreement dated February 22, 2007 between the Advisor and the Sub-Advisor (the "Sub-Advisory Agreement"); and

          WHEREAS, the Sub-Advisor provides to International Select Fund the services described in Section 2 of the Sub-Advisory Agreement and the Board has determined that it would be in the best interests of the Fund and its shareholders to have the Sub-Advisor provide such services to the Fund; and

          WHEREAS, the Fund's shareholders have approved the Sub-Advisor's provision of such services to the Fund; and

          WHEREAS, the Sub-Advisor is willing to provide such services upon the terms and conditions set forth herein.

          NOW, THEREFORE, the Advisor and Sub-Advisor, intending to be legally bound, agree as follows:

     1. The Sub-Advisory Agreement is hereby amended to appoint the Sub-Advisor as investment sub-advisor for that portion of the assets of the Fund that the Advisor determines to allocate to the Sub-Advisor from time to time.

     2. All references to "Fund" in the Sub-Advisory Agreement shall be deemed to apply to International Fund and International Select Fund, either individually or collectively, as the context requires.

     3. All references to "Sub-Advisory Portfolio" in the Sub-Advisory Agreement shall be deemed to refer to that portion of International Fund's assets managed by the Sub-Advisor and that portion of International Select Fund's assets managed by the Sub-Advisor, either individually or collectively, as the context requires.

     4. The conditions described under paragraph (a) of Section 11 of the Sub-Advisory Agreement having been previously satisfied, the term of the Sub-Advisory Agreement shall be governed exclusively by the provisions of paragraph (b) of Section 11, as amended May 3, 2007.

     5. Schedule A to the Sub-Advisory Agreement is replaced in its entirety with the following:

                                   SCHEDULE A

               Pursuant to Section 7, the Advisor shall pay the Sub-Advisor compensation for services rendered to the Funds, calculated daily and paid monthly, at the annual rates set forth in the following table. Such rates are based on the aggregate average daily net assets of the Sub-Advisory Portfolios.

AGGREGATE ASSETS OF
SUB-ADVISORY PORTFOLIOS   FEE PER ANNUM
-----------------------   -------------
First $425 million            0.40%
Over $425 million             0.30%

     6. All other terms and conditions of the Sub-Advisory Agreement shall continue in full force and effect.

          IN WITNESS WHEREOF, the Advisor and Sub-Advisor have caused this instrument to be executed as of the date first above written by their duly authorized officers.


FAF ADVISORS, INC.                      HANSBERGER GLOBAL INVESTORS, INC.


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Joseph M. Ulrey, III              Name: Ronald W. Holt
Title: Chief Financial Officer          Title: President

                        INVESTMENT SUB-ADVISORY AGREEMENT

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

          THIS AGREEMENT is made as of the 22nd day of February, 2007, between FAF Advisors, Inc., a Delaware corporation (the "Advisor") and Hansberger Global Investors, Inc., a Delaware corporation (the "Sub-Advisor").

          WHEREAS, the Advisor acts as the investment advisor for International Select Fund (the "Fund"), a series of First American Investment Funds, Inc. ("FAIF"), pursuant to an investment advisory agreement between the Advisor and FAIF (the "Advisory Agreement");

          WHEREAS, the Advisor is responsible for the day-to-day management of the Fund and for the coordination of the investment of the Fund's assets in portfolio securities;

          WHEREAS, specific portfolio purchases and sales for all or a portion of the Fund's assets may be made by one or more sub-advisors selected and appointed by the Advisor, subject to the pre-approval of the Board of Directors of FAIF (the "Board");

          WHEREAS, the Advisor and the Sub-Advisor entered into an Investment Sub-Advisory Agreement, dated as of November 27, 2006, (the "Prior Agreement"), whereby the Advisor retained the Sub-Advisor to act as investment sub-advisor for that portion of the Fund's assets that the Advisor has determined to allocate to the Sub-Advisor, and the Sub-Advisor has been rendering such services to the Fund pursuant to the terms and conditions set forth in the Prior Agreement;

          WHEREAS, Hansberger Group, Inc. ("Hansberger"), the parent company of the Sub-Advisor, is a party to a certain Stock Purchase Agreement, dated as of November 15, 2006 (the "Stock Purchase Agreement"), by and between Hansberger, certain stockholders of Hansberger and IXIS Asset Management US Group, L.P ("IXIS");

          WHEREAS, pursuant to the Stock Purchase Agreement, IXIS, currently a minority stockholder of Hansberger, will acquire a majority of the issued and outstanding capital stock of Hansberger;

          WHEREAS, the closing of the proposed transactions contemplated by the Stock Purchase Agreement will result in an assignment of the Prior Agreement for purposes of the Investment Company Act of 1940, as amended (the "1940 Act");

          WHEREAS, pursuant to the terms of the Prior Agreement, the Prior Agreement will terminate upon an assignment of the Prior Agreement for purposes of the 1940 Act;

          WHEREAS, effective upon the closing of the transactions contemplated by the Stock Purchase Agreement (the "Effective Date"), the Prior Agreement will terminate and be of no further force and effect and this Agreement will become effective;

          WHEREAS, in the event that this Agreement has not been approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) before the assignment, Rule 15a-4 permits the Sub-Advisor to continue to provide services to the Fund for a period of 150 days after the Effective Date, subject to certain conditions; and

          WHEREAS, the Board of Directors of FAIF has approved this Agreement and the Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

          1. Appointment of Sub-Advisor. The Advisor desires to engage and hereby appoints the Sub-Advisor to act as investment sub-advisor for that portion of the assets of the Fund that the Advisor determines to allocate to the Sub-Advisor from time to time (referred to herein as the "Sub-Advisory Portfolio"). The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

          2. Duties of Sub-Advisor.

          The Sub-Advisor is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Sub-Advisory Portfolio. In connection therewith, the Sub-Advisor will (a) make investment decisions for the Sub-Advisory Portfolio; (b) place purchase and sale orders for portfolio transactions in the Sub-Advisory Portfolio; and (c) employ professional portfolio managers and securities analysts to provide research services relating to the Sub-Advisory Portfolio. Subject to the supervision of the Board and the Advisor, the Sub-Advisor will manage the assets in the Sub-Advisory Portfolio in accordance with (a) the Fund's investment objective(s), policies and restrictions stated in the Prospectus, the SAI and the Charter Documents (as such terms are defined below), (b) the Guidelines (as such term is defined below), and (c) applicable laws and regulations. In managing the Sub-Advisory Portfolio, the Sub-Advisor will not consider any other securities, cash or other investment the Fund owns. The duties of the Sub-Advisor with respect to the Sub-Advisory Portfolio shall be confined to those set forth herein.

          The Advisor has furnished to the Sub-Advisor the Fund's compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act) (collectively, the "Compliance Procedures"), the Articles of Incorporation and Bylaws of FAIF, each as amended to date (the "Charter Documents"), the currently effective prospectus (the "Prospectus") and statement of additional information (the "SAI") of the Fund, the resolution of the Board approving the form of this Agreement, the resolution of the Board selecting the Advisor as investment advisor to the Fund and approving the form of the Advisory Agreement, the resolution adopted by the initial shareholder of the Fund approving the form of Advisory Agreement, and the Advisory Agreement. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, the Prospectus and the SAI and amendments to the Charter Documents. The Advisor has furnished to the Sub-Advisor all written guidelines (the "Guidelines") setting forth additional operating policies and procedures, including any limitations on the types of securities and other investment products in which the Fund is permitted to invest or on investment activities in which the Fund is permitted to engage. The Advisor retains the right, on prior written notice to the Sub-Advisor, to modify the Guidelines at any time and in any manner. The Sub-Advisor shall either comply with the amended Guidelines in accordance with a reasonable timeline agreed upon by the Advisor and Sub-Advisor or terminate this Agreement in accordance with Section 11 below.

          3. Brokerage. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Advisor will not execute any portfolio transactions with a broker or dealer which is an "affiliated person" (as defined in the 1940
Act) of the Sub-Advisor or the Advisor, except pursuant to the Board's approved 17e-1 Policies and Procedures for affiliated brokerage transactions. The Advisor will provide the Sub-Advisor with a list of brokers and dealers that are "affiliated persons" of the Advisor.

          4. Proxy Voting. The Sub-Advisor shall vote all proxies with respect to securities held in the Sub-Advisory Portfolio in accordance with the Sub-Advisor's proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Advisor agrees to provide the Advisor with a copy of the revised proxy voting guidelines. The Advisor agrees to instruct the Fund's custodian to forward all proxy materials and related shareholder communications to the Sub-Advisor promptly upon receipt. The Sub-Advisor agrees to promptly inform the Advisor and the Fund of any conflict of interest of which the Sub-Advisor is aware that the Sub-Advisor has in voting proxies with respect to securities held in the Sub-Advisory Portfolio. The Sub-Advisor shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

          5. Information Provided to the Advisor.

          (a) The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

          (b) The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Sub-Advisory Portfolio. The Sub-Advisor will not advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Sub-Advisory Portfolio or the issuers of the securities.

          (c) The Sub-Advisor agrees to comply with all reporting requirements that the Board or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Sub-Advisory Portfolio, brokerage practices, and proxy voting.

          (d) The Sub-Advisor agrees to furnish the information requested of the Sub-Advisor, as set forth in the Fund's Valuation Policies and Procedures, as currently existing or hereafter modified, including, without limitation, advising the Advisor as soon as practicable of any "significant event" (as defined in the Valuation Policies and Procedures) relating to, or affecting the value of, any security or other asset held in the Sub-Advisory Portfolio. A copy of the current Valuation Policies and Procedures is attached as Exhibit A. The Advisor agrees to notify the Sub-Advisor of any modification to the Valuation Policies and Procedures applicable to the Sub-Advisor in a timely manner.

          (e) The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the "federal securities laws" (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") (the "Sub-Advisor Compliance Policies"). The Sub-Advisor's chief compliance officer (the "Sub-Advisor CCO") shall provide to FAIF's Chief Compliance Officer (the "FAIF CCO") or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

          (i) a report of any material changes to the Sub-Advisor Compliance Policies;

          (ii) a report of any "material compliance matters," as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

          (iii) a copy of a summary of the Sub-Advisor CCO's report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

          (iv) an annual (or more frequently as the FAIF CCO may request) certification regarding the Sub-Advisor's compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

          (f) The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund's investment policies or restrictions, the Guidelines, or any applicable law or regulation.

          6. Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor's part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as "Disqualifying Conduct"). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor's obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

          The Sub-Advisor does not guarantee the future performance of the Sub-Advisory Portfolio or any specific level of performance, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor's overall management of the Sub-Advisory Portfolio. The Advisor understands that investment decisions made for the Fund by the Sub-Advisor are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

          7. Compensation.

          (a) In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month according to the attached Schedule A; provided that, until this Agreement has been approved in accordance with Section 11(a) hereof, such compensation shall be payable to an interest bearing escrow account with the Fund's custodian bank. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the net assets of the Sub-Advisory Portfolio shall be computed at the times and in the manner specified in the Prospectus and/or the SAI.

          (b) With respect to compensation paid to the escrow account described in Section 7(a) hereof, if this Agreement is approved in accordance with Section 11(a) hereof, the amount in such escrow account with respect to the Fund shall be paid to the Sub-Advisor on the date of such approval. If this Agreement is not approved in accordance with Section 11(a) hereof, the Sub-Advisor shall be paid, out of such escrow account, the lesser of (i) any costs reasonably incurred by the Sub-Advisor in performing this Agreement, as approved by the Board of Directors of FAIF (the "Board"), plus interest earned on that amount while in escrow, or (ii) the total amount in such escrow account (plus interest accrued thereon).

          8. Expenses. The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, directors' fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses.

          9. Services to Other Companies or Accounts. The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Sub-Advisory Portfolio and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

          10. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund's or the Advisor's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

          11. Term of Agreement.

          (a) This Agreement shall take effect on the Effective Date. In the event that the Effective Date has not occurred on or before June 1, 2007, this Agreement shall be void ab initio and neither the Sub-Advisor nor the Advisor shall have any rights, duties or obligations hereunder. Unless this Agreement has been approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), this Agreement shall terminate one hundred fifty
(150) days after the Effective Date. During this period, this Agreement is terminable (i) at any time without penalty on 10 days' notice by the Advisor, by the Sub-Advisor or the Board or (ii) by vote of the lesser of (A) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Fund.

          (b) If this Agreement is approved in accordance with Section 11(a) hereof, then unless sooner terminated, this Agreement shall continue in effect for a period of two years from the Effective Date. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 90 days' written notice (the date of termination may be less than or more than 90 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Board, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          12. Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Advisor shall be entitled, without prior notice to the Advisor or the Fund, to direct the Fund's custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Advisor and the Sub-Advisor.

          13. Indemnification. (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a "Sub-Advisor Indemnified Person") from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor's material breach of this Agreement or as a result of the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor's Disqualifying Conduct.

          (b) The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an "Advisor Indemnified Person") from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor's material breach of this Agreement or as a result of the Sub-Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor's Disqualifying Conduct.

          14. Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

          15. Disclosure. (a) Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 14 of this Agreement.

          (b) Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Advisor deals requires information relating to the Fund (including, but not limited to, the identity of the Advisor or the Fund and market value of the Fund), the Sub-Advisor shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

          (c) Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Advisor acknowledges that the Advisor and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Advisor hereby agrees that it (i) shall not consult with any other Sub-Advisor to the Fund with respect to transactions in securities for the Sub-Advisory Portfolio or any other transactions of Fund assets and (ii) will provide advice and otherwise perform services hereunder exclusively with respect to the Sub-Advisory Portfolio of the Fund.

          16. Instruction to Custodian. The Sub-Advisor shall not have control of the investments or cash, including the investment of such cash, in the Fund but shall have authority to issue to the Fund's custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Sub-Advisory Portfolio that it has initiated. In addition, the Fund's custodian shall be responsible for executing all foreign exchange transactions made or required to be made in conjunction with settling the purchase and sale of securities in the Sub-Advisory Portfolio. The Advisor shall ensure that the Fund's custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund's custodian.

          17. Anti-Money Laundering. The Advisor, on its own behalf and on behalf of the Fund, confirms that where it is acting as principal or where it is acting on behalf of another person (notwithstanding that it enters into this Agreement and any transactions as principal), it is in compliance with the anti-money laundering regulations that apply to it. The Advisor shall provide any document or information to the Sub-Advisor that the Sub-Advisor may request for complying with its own anti-money laundering regulations.

          18. Representations and Warranties. (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:

          (i) has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

          (ii) this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund's shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and general principles of equity.

          (b) The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

          (i) is registered as an "investment adviser" under the Advisers Act;

          (ii) is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator; and

          (iii) maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

          19. Miscellaneous.

          (a) Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the President with a copy to the General Counsel in the case of the Sub-Advisor and the Advisor's General Counsel in the case of the Advisor, or such other person as a party shall designate by notice to the other parties.

          (b) Amendment. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

          (c) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

          (d) Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

          (e) Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

          (f) Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws.

          (g) Use of Sub-Advisor's Name. The Fund and the Advisor agree to submit any proposed sales literature that mentions the Sub-Advisor (other than identifying the Sub-Advisor as Sub-Advisor to the Fund) to the Sub-Advisor for review prior to use and the Sub-Advisor agrees to promptly review such materials by a reasonable and appropriate deadline. The Advisor agrees to cause the Advisor and the Fund's distributor to promptly review all such sales literature for compliance with relevant requirements, to promptly advise the Sub-Advisor of any deficiencies contained in such sales literature, and to promptly file complying sales literature with the relevant regulatory authorities. Neither the Advisor, nor the Fund nor any affiliate of the foregoing will use the registered trademarks, service marks, logos, names or any other proprietary designations of Sub-Advisor, its subsidiaries and/or affiliates (collectively, "Sub-Advisor Marks") in any advertising or promotional materials without Sub-Advisor's prior written approval, which will not be unreasonably withheld. Advisor and Sub-Advisor will work together to develop mutually agreeable standards and procedures for the review of materials bearing Sub-Advisor Marks to facilitate the efficient creation and use of such advertising or promotional materials.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

                                        FAF Advisors, Inc.


                                        By: /s/ Joseph M. Ulrey, III
                                            ------------------------------------
                                        Name: Joseph M. Ulrey, III
                                        Title: Chief Financial Officer


                                        Hansberger Global Investors, Inc.


                                        By: /s/ Ronald W. Holt, Jr.
                                            ------------------------------------
                                        Name: Ronald W. Holt, Jr.
                                        Title: President

                 AMENDMENT TO INVESTMENT SUB-ADVISORY AGREEMENT
                             DATED AS OF MAY 3, 2007

          WHEREAS, Hansberger Global Investors, Inc. (the "Sub-Advisor") acts as one of the sub-advisors for International Select Fund (the "Fund"), a series of First American Investment Funds, Inc. ("FAIF"), pursuant to an Investment Sub-Advisory Agreement dated February 22, 2007 (the "Effective Date"), between FAF Advisors, Inc. (the "Advisor") and the Sub-Advisor (the "Sub-Advisory Agreement"); and

          WHEREAS, on the Effective Date, Section 11(b) of the Sub-Advisory Agreement provided that the Sub-Advisory Agreement would be terminable, without penalty, on 90-days' written notice (the date of termination could be less than or more than 90 days after the written notice of termination so long as the duration of the notice period was agreed upon by the Advisor and Sub-Advisor) by the Advisor, by FAIF's board of directors (the "Board"), or by the Sub-Advisor, and would immediately terminate upon termination of the Investment Advisory Agreement between FAIF and the Advisor (the "Advisory Agreement"); and

          WHEREAS, after such Effective Date, the Advisor and Sub-Advisor entered into a Letter of Agreement, dated March 28, 2007 (the "Letter Agreement"), which provided that the Sub-Advisory Agreement would be terminable, under Section 11(b), without penalty, on 60-days' written notice (the date of termination to be less than 60 days after the written notice of termination so long as the duration of the notice period was agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Board, by vote of a majority of the Fund's outstanding voting securities, or by the Sub-Advisor, and would immediately terminate upon termination of the Advisory Agreement; and

          WHEREAS, the Board has approved and authorized that the terms of
Section 11(b) of the Sub-Advisory Agreement be modified to the extent necessary to reflect the terms of the Letter Agreement.

          NOW, THEREFORE, the Advisor and Sub-Advisor, intending to be legally bound, agree that Section 11(b) of the Sub-Advisory Agreement shall be replaced, in its entirety, with the following:

          If this Agreement is approved in accordance with Section 11(a) hereof, then unless sooner terminated, this Agreement shall continue in effect for a period of two years from the Effective Date. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days' written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by FAIF's Board, by vote of a majority of the Fund's outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940
          Act).

          IN WITNESS WHEREOF, the Advisor and Sub-Advisor have caused this instrument to be executed as of the date first above written by their duly authorized officers.

FAF ADVISORS, INC.                      HANSBERGER GLOBAL INVESTORS, INC.


By: /s/ Joseph M. Ulrey, III            By: /s/ Ronald W. Holt
    ---------------------------------       ------------------------------------
Name: Joseph M. Ulrey, III              Name: Ronald W. Holt
Title: Chief Financial Officer          Title: President

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402

                           THIS PROXY IS SOLICITED ON
                        BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel or any one of them, as proxies of the undersigned, with full power of substitution, to vote all shares of International Fund (the "Fund") held by the undersigned on July 31, 2008, at a special shareholder meeting of the Fund, to be held at the offices of FAF Advisors, Inc., located at 800 Nicollet Mall, Minneapolis, Minnesota 55402, on September 18, 2008, at 10:00 a.m., Central time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. Receipt of the notice of special meeting and the accompanying proxy statement is hereby acknowledged.

This proxy will be voted as instructed on the matters set forth below. It is understood that if no choice is specified, this proxy will be voted "FOR" such item. Upon all other matters the proxies shall vote as they deem in the best interests of the Fund.

     1. To approve the Investment Sub-Advisory Agreement between FAF Advisors and Altrinsic, as described in the proxy statement.

              _____ FOR            _____ AGAINST                _____ ABSTAIN

     2. To approve the Investment Sub-Advisory Agreement between FAF Advisors and HGI, as described in the proxy statement.

              _____ FOR            _____ AGAINST                _____ ABSTAIN

     3. To authorize a "manager-of-managers" structure for the Fund whereby FAF Advisors will be able to add and replace sub-advisors to the Fund, or materially amend existing sub-advisory agreements, without obtaining shareholder approval.

              _____ FOR            _____ AGAINST                 _____ ABSTAIN

Please sign, date and return promptly in the enclosed envelope.

Note: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Dated: _____________________, 2008


----------------------------------------
Signature(s) (Title(s), if applicable)